* CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                 AGREEMENT AMENDMENT

     WHEREAS, Net Perceptions ("Net Perceptions") and IONA Technologies, Inc. are parties to an agreement "ORBIX-Registered Trademark- DEVELOPMENT AND RUNTIME LICENSE AGREEMENT" effective as of July 9, 1998 (the "Agreement");

     WHEREAS, IONA and Net Perceptions wish to modify the terms of the Agreement as set forth below;

     NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth, and other good and valuable consideration the parties agree as follows:

     1. The "DEVELOPING LICENSING" Section of Schedule A - Fee Schedule is amended to include in addition to the items already set forth, the following additional development licenses and associated annual support:

  Qty(2)   OrbixCOMet Development License Seats             [*]
                Platform:          Solaris MT
                Unit Price:               [*]

  Qty(2)   OrbixCOMet One Year's Annual Support             [*]
                Platform:          Solaris MT
                Unit Price:               [*]

  Qty(2)   OrbixNames Development License Seats             [*]
                Platform:          Solaris MT
                Unit Price:               [*]

  Qty(2)   OrbixNames One Year's Annual Support             [*]
                Platform:          Solaris MT
                Unit Price:               [*]

  Subtotal of items to be added:                            [*]

     2.   The "RUNTIME/DEPLOYMENT LICENSING" Section of Schedule A - Fee
Schedule is amended to include the following paragraph (to be added immediately prior to the "Percentage of Revenue Royalty" caption):

     "Customer may deploy the OrbixCOMet and OrbixNames Runtime Components as part of the Developed Software as a royalty rate set forth below; the royalty payments shall be made quarterly in accordance with the Agreement."

     [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

* Confidential treatment requested for redacted portion.

IN WITNESS WHEREOF, the parties have executed this Agreement Amendment as of the date set forth below:

IONA Technologies, Inc.                Net Perceptions


By: /s/ EC Prokopis                    By: /s/ Thomas Donnelly
    ---------------------------            ------------------------

Name: EC Prokopis                      Name: THOMAS DONNELLY
      -------------------------              ----------------------

Title: COO                             Title: CFO
       ------------------------               ---------------------

Date: 10/12/98                         Date: 10/12/98
      -------------------------              ----------------------


      APPROVED
     AS TO FORM
[ILLEGIBLE] 10/12/98
--------------------